Exhibit 1.01

CONFLICT MINERALS REPORT

May 27, 2021

Introduction

This Conflict Minerals Report is presented to comply with Securities and Exchange Commission Rule 13p-1 under the Securities Exchange Act of 1934 (“SEC Rule”). Deere & Company (“Company”) and its subsidiaries (collectively, “John Deere”) manufacture and distribute agriculture and turf and construction and forestry equipment and parts. For the period from January 1 to December 31, 2020 (“Reporting Period”), certain components and parts of John Deere’s equipment products contained columbite-tantalite (coltan) (or its derivative tantalum), gold, wolframite (or its derivative tungsten) and/or cassiterite (or its derivative tin) (collectively, “conflict minerals”) necessary to the production or functionality of such equipment. As part of its efforts, the Company has adopted a policy (“Conflict Minerals Policy”) providing a common set of principles for the sourcing of conflict minerals. In accordance with the SEC Rule, the Company implemented a Reasonable Country of Origin Inquiry (“RCOI”) to determine whether any conflict minerals necessary to the production or functionality of its products  (“In-Scope Components”) have originated in the Democratic Republic of the Congo or an adjoining country (“Covered Countries”) or have not come from recycled or scrap sources. Based on the RCOI, the Company believes that certain of the conflict minerals necessary to the production or functionality of its equipment manufactured in the Reporting Period may have originated in the Covered Countries and may not be from recycled or scrap sources (the “Covered Minerals”).

As described in Part I below, the Company conducted an RCOI, which includes the Company’s Conflict Minerals Policy, initial component assessment and identification of suppliers providing In-Scope Components. The supplier survey used the conflict minerals reporting template (CMRT) which is the current industry standard for collecting conflict minerals RCOI data from upstream companies. Smelter data along with supplier responses indicated the need to execute due diligence as outlined in the Organisation for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (“OECD Guidelines”).

The Company’s due diligence procedures conform, in all material respects, with the framework set forth in the OECD Guidelines and the related supplements for gold and for tin, tantalum and tungsten. In accordance with the SEC Rule and the OECD Guidelines, this Conflict Minerals Report is available on the Company’s website at www.JohnDeere.com/secfilings. The Company’s Conflict Minerals Policy is available on its website at www.JohnDeere.com/corpgov. Information contained on the Company’s website or otherwise actively linked to this Conflict Minerals Report is not part of, nor incorporated by reference into, this Conflict Minerals Report or the Company’s Form SD.

Part I of this report also describes the due diligence procedures performed by the Company on the source and chain of custody of In-Scope Components for the Reporting Period. Part II of this report describes the Company’s products that contain In-Scope Components, the facilities used to process the Covered Minerals in those In-Scope Components if known to the Company, the country of origin of the Covered Minerals in those In-Scope Components if known to the Company and the efforts to determine the mine or location of origin with the greatest possible specificity.

Part I                                                               Reasonable Country of Origin Inquiry and Due Diligence Procedures

Certain components and parts of John Deere’s equipment manufactured during the Reporting Period contain In-Scope Components. The Company’s due diligence procedures are implemented and maintained throughout its supply chain. In accordance with the Company’s Conflict Minerals Policy, the SEC Rule and the OECD Guidelines, the Company has established a due diligence process with the following key components: (1) internal supply management systems and controls; (2) identification and assessment of conflict minerals risk in the supply chain; (3) strategies to address identified risks within the supply chain; and (4) independent audit procedures as required by the SEC Rule. The Company performs due diligence procedures described below on its In-Scope Components.

a.              Internal Supply Management Systems and Controls

The Company’s Conflict Minerals Policy establishes the principles regarding the responsible sourcing of conflict minerals against which the Company can assess itself and its suppliers. To enforce the Conflict Minerals Policy, the Company has put in place internal supply management systems and controls. The Company’s management structure consists of three levels of oversight. In accordance with the OECD Guidelines, at the top of the management structure is an executive sponsor. The executive sponsor is a member of the Company’s senior management team. The second level of management is a steering committee comprised of executive-level officers and managers from supply management, environmental, energy and product sustainability, electronic solutions, and legal. This committee provided guidance and oversight to the third level of the management system for conflict minerals. The third level of the management system is a team of subject matter experts (“CM Team”) from relevant functions within the Company, including supply management, environmental, quality, information technology, internal audit and legal. The CM Team is responsible for implementing the Company’s due diligence procedures. In accordance with the Company’s Conflict Minerals Policy and the OECD Guidelines, the Company will maintain, and will require In-Scope Suppliers (as defined below) to maintain, conflict minerals records for five years.

b.              Identification and Assessment of Conflict Mineral Risk in the Supply Chain

Due to the size and complexity of John Deere’s global supply chain as well as its considerable number of suppliers, products, parts and components, a process was developed to assess and remove parts not containing conflict minerals from the inquiry. The RCOI pertains only to suppliers with In-Scope Components (“In-Scope Suppliers”) introduced into John Deere’s supply chain during the Reporting Period. Parts, components or products not containing conflict minerals were excluded from further inquiry.

The Company’s RCOI is comprised of three processes. The first process collects information on the Company’s equipment components (“Equipment Survey”); the second process collects information on the Company’s electronics components (“Electronics Survey”); and the third process collects information on the Company’s after-market parts division (“All-Makes Survey” and, collectively with the Equipment Survey and the Electronics Survey, the “Surveys”). In each case, the survey covers In-Scope Suppliers of In-Scope Components during the Reporting Period.

The Equipment Survey randomly selected In-Scope Suppliers based on volume of In-Scope Components provided to the Company during the Reporting Period. These suppliers were ranked based on the total volume of In-Scope Components supplied or forecasted to be supplied to the Company for the Reporting Period. The In-Scope Suppliers were then separated into groups according to volume of parts supplied to the Company: high volume (supplying 80 percent of In-Scope Components), mid-volume (supplying 15 percent of In-Scope Components) and low volume (supplying 5 percent of In-Scope Components). The In-Scope Suppliers were then randomly selected from these groups such that the survey covered a minimum of 80 percent of volume from the high volume group, 18 percent of volume from the mid-volume group and 2 percent of volume from the low volume group. The All-Makes Survey followed a similar selection process to the Equipment Survey.

The Electronic Survey randomly selected In-Scope Suppliers based on volume of In-Scope Components provided to the Company during the Reporting Period. These suppliers were ranked based on the total volume of In-Scope Components supplied to the Company for the Reporting Period. The In-Scope Suppliers were then separated into groups according to volume of parts supplied to the Company: high volume (supplying 98 percent of In-Scope Components) and low volume (supplying 2 percent of In-Scope Components). The In-Scope Suppliers were then randomly selected from these groups such that the survey covered 100 percent of volume from the high volume group and 15 percent of suppliers from the low volume group. The selection process for the Electronic Survey accounts for the greater predominance of In-Scope Components in electronic components.

c.               Survey of In-Scope Suppliers

The Company collected conflict minerals data from the identified In-Scope Suppliers for each unique part supplied to the Company during the Reporting Period. Each In-Scope Supplier surveyed was required to make part-specific declarations to the Company. The Surveys used the standard industry reporting template, the Conflict Minerals Reporting Template (“CMRT”), published by the Responsible Minerals Initiative (“RMI”) (formerly Conflict-Free Sourcing Initiative), to review conflict minerals risk within the supply chain and identify smelters of origin. The Company used its proprietary software system to conduct the Equipment Survey. The system enabled the Company to communicate with In-Scope Suppliers, to make an initial risk assessment and to assist In-Scope Suppliers in completing the CMRT accurately. The Company used other tools and resources to conduct the Electronic Survey and All-Makes Survey in a manner aligned with the approach of the Equipment Survey.

In all cases, In-Scope Suppliers were asked to complete the survey within five weeks after receipt of the request. Additionally, In-Scope Suppliers were required automatically to update their responses with a new CMRT should an In-Scope Component that is the subject of a CMRT change during the Reporting Period. In accordance with the OECD Guidelines, the Company relies on third party audits by the Responsible Minerals Assurance Process (“RMAP”) (formerly the Conflict-Free Smelter Program) to validate the conflict free status of mineral smelters. The Company relies on the list of third party compliant RMAP smelters to determine the conflict status of the smelters identified in the supplier CMRT responses.

The Equipment Survey yielded complete CMRTs from approximately 87 percent of the In-Scope Suppliers surveyed, representing approximately 98 percent of the In-Scope Component volume from those suppliers. The Electronics Survey received complete CMRTs from approximately 82 percent of the

In-Scope Suppliers surveyed, representing approximately 99 percent of the In-Scope Component volume from the In-Scope Components of those suppliers. The All-Makes Survey received complete CMRTs from approximately 38 percent of the In-Scope Suppliers surveyed, representing approximately 66 percent of the In-Scope Component volume from these suppliers. On a combined basis, the Company received complete CMRTs from approximately 81 percent of its In-Scope Suppliers surveyed, representing approximately 99 percent of the Company’s In-Scope Component volume from these suppliers.

The CM Team evaluated the CMRTs and assessed a risk level for each In-Scope Supplier response. The risk evaluation was based on the risks outlined in the OECD Guidelines. Based on the risk evaluation, the CM Team determined whether further due diligence was required on any In-Scope Supplier. The CM Team contacted certain In-Scope Suppliers to verify the information provided on the CMRT.

d.              Strategies to Address Identified Risks within the Supply Chain

The Company is a member of RMI and supports its effort to ensure smelters are compliant as conflict-free, including the RMAP that identifies smelters and refiners having systems in place to assure sourcing of conflict free materials. The Company intends to continue its due diligence efforts on its conflict minerals supply chain. The Company’s due diligence procedures will continue to develop by engaging In-Scope Suppliers to improve transparency throughout the supply chain. In accordance with the Company’s Conflict Minerals Policy, it will continue incorporating conflict minerals obligations into its supplier contracts. The Company continued to incorporate the Conflict Minerals Supplier Response in to the supplier evaluation process. The Company’s due diligence procedures also support the continuing enforcement of its Conflict Minerals Policy and its Supplier Code of Conduct.

Part II                                                          Product Description

a.              Products Containing In-Scope Components

The Company’s equipment operations include three business segments. The production and precision agriculture segment defines, develops, and delivers global equipment and technology solutions to unlock customer value for production-scale growers of large grains, small grains, cotton, and sugar. The segment’s main products include large and certain mid-size tractors, combines, cotton pickers, sugarcane harvesters and loaders, and soil preparation, seeding, application and crop care equipment. The small agriculture and turf segment defines, develops, and delivers market-driven products to support mid-size and small growers and producers globally as well as turf customers. The segment supports production systems for dairy and livestock, high-value crops, and turf and utility operators, and the segment’s primary products include certain mid-size and small tractors, as well as hay and forage equipment, riding and commercial lawn equipment, golf course equipment, and utility vehicles. The construction and forestry segment defines, develops, and delivers a broad range of machines, service parts, and technology solutions to support construction, earthmoving, roadbuilding, material handling and timber harvesting customers. The segment’s primary products include backhoe loaders, crawler dozers and loaders, four-wheel-drive loaders, excavators, motor graders, articulated dump trucks, landscape loaders, skid-steer loaders, milling machines, recyclers, slipform pavers, surface miners, asphalt pavers, compactors, tandem and static rollers, mobile crushers and screens, mobile and stationary asphalt plants, log skidders, feller bunchers, log loaders, log forwarders, log harvesters and related logging attachments.

As a result of the due diligence procedures described in Part I above, the Company believes the equipment products described above contain In-Scope Components.

b.              Facilities Known to Process the Covered Minerals

Attached hereto as Schedule A is a list of the facilities that, based on the due diligence process described above, are known to the Company and that the Company believes processed the Covered Minerals in the Company’s products during the Reporting Period. During the due diligence process described above, the In-Scope Suppliers identified many entities that the Company could not validate as smelters or refiners and therefore are not listed in Schedule A. A significant number of smelters that may or may not have processed the Covered Minerals in the Company’s products have not participated in the RMAP and, therefore, have not yet established their conflict status.

c.               Country of Origin of the Covered Minerals

As a result of the due diligence procedures described in Part I above, the Company does not have sufficient information to determine conclusively the countries of origin of all Covered Minerals.

d.              Efforts to Determine the Mine or Location of Origin

As discussed above in Part I, the Company relies on third parties to validate the conflict status of smelter sources. The Company’s due diligence procedures are designed to identify risks within the supply chain. During the due diligence process described above, the In-Scope Suppliers identified the Covered Minerals processed by RMAP smelters may be from the countries of origin listed on Schedule B attached hereto.

Schedule A

Facilities Known to process Covered Minerals during the Reporting Period

Mineral	Smelter Name	Reported to Deere
Gold (Au)	8853 S.p.A.	ITA
Gold (Au)	Abington Reldan Metals, LLC	USA
Gold (Au)	Acade Noble Metal (Zhao Yuan) Corporation	CHN
Gold (Au)	Academy Precious Metals	CHN
Gold (Au)	Advanced Chemical Company	USA
Gold (Au)	African Gold Refinery	UGA
Gold (Au)	Aida Chemical Industries Co., Ltd.	JPN
Gold (Au)	Aktyubinsk Copper Company TOO	RUS
Gold (Au)	Al Etihad Gold Refinery DMCC	ARE
Gold (Au)	Al Ghaith Gold	ARE
Gold (Au)	Alexy Metals	USA
Gold (Au)	Allgemeine Gold-und Silberscheideanstalt A.G.	DEU
Gold (Au)	Almalyk Mining and Metallurgical Complex (AMMC)	UZB
Gold (Au)	AngloGold Ashanti Corrego do Sitio Mineracao	BRA
Gold (Au)	AngloGold Ashanti Córrego do Sítio Mineração	BRA
Gold (Au)	Anhui Tongling non-ferrous Pioneer Metals Corporation	CHN
Gold (Au)	Argor-Heraeus S.A.	CHE
Gold (Au)	ARY Aurum Plus	ARE
Gold (Au)	Asahi Pretec Corp.	JPN
Gold (Au)	Asahi Refining Canada Ltd.	CAN
Gold (Au)	Asahi Refining USA Inc.	USA
Gold (Au)	Asaka Riken Co., Ltd.	JPN
Gold (Au)	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TUR
Gold (Au)	AU Traders and Refiners	ZAF
Gold (Au)	Audiua, Escardida	CHL
Gold (Au)	Augmont Enterprises Private Limited	IND
Gold (Au)	AURA-II	USA
Gold (Au)	Aurubis AG	DEU
Gold (Au)	Baiyin Nonferrous Metals Corporation (BNMC)	CHN
Gold (Au)	Bangalore Refinery	IND
Gold (Au)	Bangalore Refinery Pvt Ltd	IND
Gold (Au)	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHL
Gold (Au)	Bauer Walser AG	DEU
Gold (Au)	Boliden AB	SWE
Gold (Au)	bolin Co.Ltd.of xi’an Univ.of Arch.&Tech	CHN

Gold (Au)	C. Hafner GmbH + Co. KG	DEU
Gold (Au)	C.I Metales Procesados Industriales SAS	COL
Gold (Au)	Caridad	MEX
Gold (Au)	CCR Refinery - Glencore Canada Corporation	CAN
Gold (Au)	Cendres + Metaux S.A.	CHE
Gold (Au)	Cendres + Métaux S.A.	CHE
Gold (Au)	CGR Metalloys Pvt Ltd.	IND
Gold (Au)	CHANGCHENG GOLD AND SILVER REFINERY CO., LTD.	CHN
Gold (Au)	Cheong Hing	HKG
Gold (Au)	Chimet S.p.A.	ITA
Gold (Au)	China cold international resources corp.ltd	CHN
Gold (Au)	China Golddeal	CHN
Gold (Au)	China National Gold Group Corporation	CHN
Gold (Au)	China’s nonferrous mining group co., LTD	CHN
Gold (Au)	CHROMA NEW MATERIAL CORPORATION	TWN
Gold (Au)	Chugai Mining	JPN
Gold (Au)	CLOUD HUNAN, CHENZHOU ORE SMELTS THE INFORMATION OF CONTACTING OF CO., LTD.	CHN
Gold (Au)	Codelco	CHL
Gold (Au)	Colt Refining	USA
Gold (Au)	Cookson SEMPSA	ESP
Gold (Au)	CV Tiga Sekawan	TWN
Gold (Au)	Daejin Indus Co., Ltd.	KOR
Gold (Au)	DaeryongENC	KOR
Gold (Au)	Daye Non-Ferrous Metals Mining Ltd.	CHN
Gold (Au)	Degussa Sonne / Mond Goldhandel GmbH	DEU
Gold (Au)	Dijllah Gold Refinery FZC	ARE
Gold (Au)	DODUCO Contacts and Refining GmbH	DEU
Gold (Au)	DODUCO GmbH	CAN
Gold (Au)	DONGGUAN CAMEROON CHEMICAL MATERIALS CO., LTD	CHN
Gold (Au)	Dongguan Dong wu Violent-toxic Chemical Products Co., Ltd.	CHN
Gold (Au)	DONGGUAN DONGXU METAL SURFACE HANDLE CO.,LTD	CHN
Gold (Au)	Dongguan Standard Electronic Material.Co.,Ltd	CHN
Gold (Au)	Dongguanshi Sutande Dianzi cailiao Co.,Ltd.	CHN
Gold (Au)	Dong-Wo Co., Ltd.	CHN
Gold (Au)	Dowa	JPN
Gold (Au)	DS PRETECH Co., Ltd.	KOR
Gold (Au)	DSC (Do Sung Corporation)	KOR

Gold (Au)	DUOXIN	CHN
Gold (Au)	ECHEM	CHN
Gold (Au)	Eco-System Recycling Co., Ltd.	JPN
Gold (Au)	Eco-System Recycling Co., Ltd. East Plant	JPN
Gold (Au)	Eco-System Recycling Co., Ltd. North Plant	JPN
Gold (Au)	Eco-System Recycling Co., Ltd. West Plant	JPN
Gold (Au)	Elemetal Refining, LLC	USA
Gold (Au)	Elmet S.L.U.	FRA
Gold (Au)	Emerald Jewel Industry India Limited (Unit 1)	IND
Gold (Au)	Emerald Jewel Industry India Limited (Unit 2)	IND
Gold (Au)	Emerald Jewel Industry India Limited (Unit 3)	IND
Gold (Au)	Emerald Jewel Industry India Limited (Unit 4)	IND
Gold (Au)	Emirates Gold DMCC	ARE
Gold (Au)	Faggi Enrico S.p.A.	ITA
Gold (Au)	Feinhütte Halsbrücke GmbH	DEU
Gold (Au)	Fidelity Printers and Refiners Ltd.	ZWE
Gold (Au)	Fujairah Gold FZC	ARE
Gold (Au)	Gansu Seemine Material Hi-Tech Co., Ltd.	DEU
Gold (Au)	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHN
Gold (Au)	GCC Gujrat Gold Centre Pvt. Ltd.	IND
Gold (Au)	Geib Refining Corporation	USA
Gold (Au)	Gold Coast Refinery	GHA
Gold (Au)	Gold Refinery of Zijin Mining Group Co., Ltd.	CHN
Gold (Au)	gong an ju	CHN
Gold (Au)	Great Wall Precious Metals Co., Ltd. of CBPM	CHN
Gold (Au)	Guandong Jinding Material co., Ltd.	CHN
Gold (Au)	Guangdong Hua Jian Trade Co., Ltd.	CHN
Gold (Au)	Guangdong Jin Xian Gao Xin Cai Liao Gong Si	CHN
Gold (Au)	Guangdong Jinding Gold Limited	CHN
Gold (Au)	GUANGDONG JINXIAN GAOXIN CAI LIAO GONG SI	CHN
Gold (Au)	Guangdong macro jin percious metal smelting	CHN
Gold (Au)	GuangZHou Jin Ding	CHN
Gold (Au)	GUANGZHOU KING’S HIGH-TECH MATERIALS	CHN
Gold (Au)	Guixi Smelter	CHN
Gold (Au)	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHN
Gold (Au)	GWO CHERN INDUSTRIAL CO., LTD.	TWN
Gold (Au)	Hang Seng Technology	CHN
Gold (Au)	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHN
Gold (Au)	Harima Smelter	JPN

Gold (Au)	Harmony Gold Refinery	ZAF
Gold (Au)	HeeSung Metal Ltd.	KOR
Gold (Au)	Heimerle + Meule GmbH	DEU
Gold (Au)	Henan Middle Plain Gold Smelt	CHN
Gold (Au)	HENAN PROVINCE IN GOLD INVESTMENT MANAGEMENT LTD.	CHN
Gold (Au)	Henan Province Sanmenxia City Gold Smelter	CHN
Gold (Au)	Henan Yuguang Gold & Lead Co., Ltd.	CHN
Gold (Au)	Henan Yuguang Gold and Lead Co., Ltd	CHN
Gold (Au)	Heraeus Ltd. Hong Kong	CHN
Gold (Au)	Heraeus Metals Hong Kong Ltd.	CHN
Gold (Au)	Heraeus Precious Metals GmbH & Co. KG	DEU
Gold (Au)	Hetai Gold Mineral Guangdong Co., Ltd.	CHN
Gold (Au)	Hisikari Mine	JPN
Gold (Au)	Hon Shen Co. Ltd	TWN
Gold (Au)	Hop Hing electroplating factory Zhejiang	CHN
Gold (Au)	Hop Hing electroplating factory Zhejiang	UKN
Gold (Au)	House of Currency of Brazil (Casa da Moeda do Brazil)	BRA
Gold (Au)	Hunan Chenzhou Mining Co., Ltd.	CHN
Gold (Au)	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHN
Gold (Au)	Hunan Yu Teng Non-Ferrous Metals Co., Ltd.	CHN
Gold (Au)	Hung Cheong Metal Manufacturing Limited	CHN
Gold (Au)	HwaSeong CJ CO., LTD.	KOR
Gold (Au)	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHN
Gold (Au)	International Precious Metal Refiners	ARE
Gold (Au)	Ishifuku Metal Industry Co., Ltd.	JPN
Gold (Au)	Istanbul Gold Refinery	TUR
Gold (Au)	Italpreziosi	ITA
Gold (Au)	JALAN & Company	IND
Gold (Au)	Japan Mint	JPN
Gold (Au)	JIANGSU SUE LARGE SPECIAL CHEMICAL REAGENT CO., LTD	CHN
Gold (Au)	Jiangxi Copper Co., Ltd.	CHN
Gold (Au)	Jin Jinyin Refining Co., Ltd.	CHN
Gold (Au)	Jinfeng Gold Mine Smelter	CHN
Gold (Au)	Jinlong Copper Co., Ltd.	CHN
Gold (Au)	Jiujiang Nonferrous Metals Smelting Company Limited	IND
Gold (Au)	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUS
Gold (Au)	JSC Uralelectromed	RUS

Gold (Au)	JX Nippon Mining & Metals Co., Ltd.	JPN
Gold (Au)	K.A. Rasmussen	NOR
Gold (Au)	K.A.Rasmussen as	NOR
Gold (Au)	Kaloti Precious Metals	ARE
Gold (Au)	Kanfort Industrial (Yantai)	CHN
Gold (Au)	Kazakhmys Smelting LLC	KAZ
Gold (Au)	Kazzinc	KAZ
Gold (Au)	Kennecott Utah Copper LLC	USA
Gold (Au)	KGHM Polska Miedz Spolka Akcyjna	POL
Gold (Au)	KGHM Polska Miedź Spółka Akcyjna	POL
Gold (Au)	Kojima Chemicals Co., Ltd.	JPN
Gold (Au)	Korea Metal Co., Ltd.	KOR
Gold (Au)	Korea Zinc Co., Ltd.	KOR
Gold (Au)	Kosak Seiren	JPN
Gold (Au)	Kundan Care Products Ltd.	IND
Gold (Au)	Kunshan Jinli chemical industry reagents co.,Ltd.	CHN
Gold (Au)	Kyrgyzaltyn JSC	KGZ
Gold (Au)	Kyshtym Copper-Electrolytic Plant ZAO	RUS
Gold (Au)	L’azurde Company For Jewelry	SAU
Gold (Au)	LiBaoJia	CHN
Gold (Au)	Lingbao Gold Co., Ltd.	CHN
Gold (Au)	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHN
Gold (Au)	L’Orfebre S.A.	AND
Gold (Au)	LS-NIKKO Copper Inc.	KOR
Gold (Au)	LT Metal Ltd.	KOR
Gold (Au)	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHN
Gold (Au)	Marsam Metals	BRA
Gold (Au)	Materion	USA
Gold (Au)	Matsuda Sangyo Co., Ltd.	JPN
Gold (Au)	Metahub Industries Sdn. Bhd.	MYS
Gold (Au)	Metalor Technologies (Hong Kong) Ltd.	CHN
Gold (Au)	Metalor Technologies (Singapore) Pte., Ltd.	SGP
Gold (Au)	Metalor Technologies (Suzhou) Ltd.	CHN
Gold (Au)	Metalor Technologies S.A.	CHE
Gold (Au)	Metalor USA Refining Corporation	USA
Gold (Au)	Metalurgica Met-Mex Penoles S.A. De C.V.	MEX
Gold (Au)	Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEX
Gold (Au)	Mitsubishi Materials Corporation	JPN
Gold (Au)	Mitsui Mining and Smelting Co., Ltd.	JPN

Gold (Au)	MK Electron	KOR
Gold (Au)	MMTC-PAMP India Pvt., Ltd.	IND
Gold (Au)	Modeltech Sdn Bhd	MYS
Gold (Au)	Morris and Watson	NZL
Gold (Au)	Morris and Watson Gold Coast	AUS
Gold (Au)	Moscow Special Alloys Processing Plant	RUS
Gold (Au)	N.E. Chemcat	JPN
Gold (Au)	Nadir Metal Rafineri San. Ve Tic. A.S.	TUR
Gold (Au)	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TUR
Gold (Au)	Navoi Mining and Metallurgical Combinat	UZB
Gold (Au)	NH Recytech Company	KOR
Gold (Au)	Nihon Material Co., Ltd.	JPN
Gold (Au)	Nihon Material Corporation	JPN
Gold (Au)	Nihon Superior Co., Ltd.	JPN
Gold (Au)	Ningbo Kangqiang	CHN
Gold (Au)	Ningbo Yinzhou Ningbo of precious metal recycling plant	CHN
Gold (Au)	Nohon Material Corporation	JPN
Gold (Au)	Nohon Material Corporation	UKN
Gold (Au)	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	AND
Gold (Au)	Nyrstar Metals	USA
Gold (Au)	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUT
Gold (Au)	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUT
Gold (Au)	Ohura Precious Metal Industry Co., Ltd.	JPN
Gold (Au)	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	RUS
Gold (Au)	OJSC Kolyma Refinery	RUS
Gold (Au)	OJSC Novosibirsk Refinery	RUS
Gold (Au)	PAMP S.A.	CHE
Gold (Au)	Pease & Curren	USA
Gold (Au)	Penglai Penggang Gold Industry Co., Ltd.	CHN
Gold (Au)	Planta Recuperadora de Metales SpA	CHL
Gold (Au)	Precious Metals Sales Corp.	USA
Gold (Au)	Prioksky Plant of Non-Ferrous Metals	RUS
Gold (Au)	PT Aneka Tambang (Persero) Tbk	IDN
Gold (Au)	PT Babel Surya Alam Lestari	IDN
Gold (Au)	Public Security Bureau	CHN
Gold (Au)	PX Precinox S.A.	CHE
Gold (Au)	PX Précinox S.A.	CHE
Gold (Au)	QG Refining, LLC	USA

Gold (Au)	Qiankun Gold and Silver Refnery Share Company Limited	CHN
Gold (Au)	Rand Refinery (Pty) Ltd.	ZAF
Gold (Au)	Realized the Enterprise Co., Ltd.	CHN
Gold (Au)	Realized the Enterprise Co., Ltd.	UKN
Gold (Au)	Refinery of Seemine Gold Co., Ltd.	CHN
Gold (Au)	Remondis Argentia B.V.	TUR
Gold (Au)	REMONDIS PMR B.V.	NLD
Gold (Au)	Republic Metals Corporation	USA
Gold (Au)	Rio Tinto Group	GBR
Gold (Au)	Rio Tinto Group	UKN
Gold (Au)	Royal Canadian Mint	CAN
Gold (Au)	SAAMP	FRA
Gold (Au)	Sabin Metal Corp.	USA
Gold (Au)	Safimet S.p.A	ITA
Gold (Au)	SAFINA A.S.	CZE
Gold (Au)	SAFINA A.S.	CZH
Gold (Au)	Sai Refinery	IND
Gold (Au)	Samduck Precious Metals	KOR
Gold (Au)	Samwon Metals Corp.	KOR
Gold (Au)	Sancus ZFS (L’Orfebre, SA)	COL
Gold (Au)	Sanmenxia hang seng science and technology, research and development Co., LTD	CHN
Gold (Au)	SAXONIA Edelmetalle GmbH	DEU
Gold (Au)	Schone Edelmetaal B.V.	NLD
Gold (Au)	SEMPSA Joyeria Plateria S.A.	ESP
Gold (Au)	SEMPSA Joyería Platería S.A.	ESP
Gold (Au)	Shan Dong Huangjin	CHN
Gold (Au)	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHN
Gold (Au)	Shandon Jin Jinyin Refining Limited	CHN
Gold (Au)	Shandong Hengbang Smelter Co., Ltd.	CHN
Gold (Au)	Shandong Humon Smelting Co., Ltd.	CHN
Gold (Au)	Shandong middlings JinYe group Co., LTD	CHN
Gold (Au)	Shandong penglai gold smelter	CHN
Gold (Au)	Shandong penglai gold smelter	UKN
Gold (Au)	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHN
Gold (Au)	Shandong Yanggu Xiangguang Co. Ltd.	CHN
Gold (Au)	Shandong Yanggu Xiangguang Co., Ltd.	CHN
Gold (Au)	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHN
Gold (Au)	Shanghai Gold Exchange	CHN

Gold (Au)	Shenzhen Heng Zhong Industry Co., Ltd.	CHN
Gold (Au)	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHN
Gold (Au)	Shirpur Gold Refinery Ltd.	IND
Gold (Au)	Sichuan Tianze Precious Metals Co., Ltd.	CHN
Gold (Au)	Singway Technology Co., Ltd.	TWN
Gold (Au)	Singway Technology Co., Ltd.	USA
Gold (Au)	Sino-Platinum Metals Co., Ltd.	CHN
Gold (Au)	So Accurate Group, Inc.	POL
Gold (Au)	So Accurate Group, Inc.	USA
Gold (Au)	SOE Shyolkovsky Factory of Secondary Precious Metals	RUS
Gold (Au)	Solar Applied Materials Technology Corp.	JPN
Gold (Au)	Solar Applied Materials Technology Corp.	TWN
Gold (Au)	South-East Nonferrous Metal Company Limited of Hengyang City	KOR
Gold (Au)	Sovereign Metals	IND
Gold (Au)	State Research Institute Center for Physical Sciences and Technology	LTU
Gold (Au)	Sudan Gold Refinery	SDN
Gold (Au)	Sumitomo Metal Mining Co., Ltd.	JPN
Gold (Au)	Sumitomo Metal Mining Co., Ltd.	KGZ
Gold (Au)	SungEel HiMetal Co., Ltd.	KOR
Gold (Au)	SungEel HiTech	CHN
Gold (Au)	Suntain Co., Ltd.	UKN
Gold (Au)	Super Dragon Technology Co., Ltd.	CHN
Gold (Au)	Super Dragon Technology Co., Ltd.	TWN
Gold (Au)	SuZhou ShenChuang recycling Ltd.	UKN
Gold (Au)	T.C.A S.p.A	ITA
Gold (Au)	TAIWAN TOTAI CO., LTD.	UKN
Gold (Au)	Taki Chemical Co., Ltd.	BRA
Gold (Au)	Tanaka Kikinzoku Kogyo K.K.	JPN
Gold (Au)	Tanaka Kikinzoku Kogyo K.K.	KOR
Gold (Au)	Tejing (Vietnam) Tungsten Co., Ltd.	ITA
Gold (Au)	Telex Metals	THA
Gold (Au)	The Refinery of Shandong Gold Mining Co., Ltd.	CHN
Gold (Au)	Tokuriki Honten Co., Ltd.	JPN
Gold (Au)	Tongling Nonferrous Metals Group Co., Ltd.	CHN
Gold (Au)	Tony Goetz NV	BEL
Gold (Au)	TOO Tau-Ken-Altyn	JPN
Gold (Au)	TOO Tau-Ken-Altyn	KAZ
Gold (Au)	Torecom	KOR

Gold (Au)	Tranzact, Inc.	BEL
Gold (Au)	Tsai Brother industries	UKN
Gold (Au)	TSK Pretech	KOR
Gold (Au)	Ulba Metallurgical Plant JSC	USA
Gold (Au)	Umicore Brasil Ltda.	BRA
Gold (Au)	Umicore Precious Metals Thailand	THA
Gold (Au)	Umicore S.A. Business Unit Precious Metals Refining	BEL
Gold (Au)	Umicore S.A. Business Unit Precious Metals Refining	CHN
Gold (Au)	Unecha Refractory metals plant	LTU
Gold (Au)	United Precious Metal Refining, Inc.	CHE
Gold (Au)	United Precious Metal Refining, Inc.	USA
Gold (Au)	Universal Precious Metals Refining Zambia	MEX
Gold (Au)	Universal Precious Metals Refining Zambia	ZMB
Gold (Au)	Valcambi S.A.	CHE
Gold (Au)	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	CHN
Gold (Au)	WANG TING	UKN
Gold (Au)	Western Australian Mint (T/a The Perth Mint)	AUS
Gold (Au)	Western Australian Mint (T/a The Perth Mint)	IND
Gold (Au)	WIELAND Edelmetalle GmbH	DEU
Gold (Au)	Wuzhong Group	CHN
Gold (Au)	Xiamen JInbo Metal Co., Ltd.	UKN
Gold (Au)	XinXing HaoRong Electronic Material Co., Ltd.	CHE
Gold (Au)	Yamakin Co., Ltd.	JPN
Gold (Au)	Yamamoto Precious Metal Co., Ltd.	JPN
Gold (Au)	Yamamoto Precious Metal Co., Ltd.	RUS
Gold (Au)	Yamato Denki Ind. Co., Ltd.	UKN
Gold (Au)	Yokohama Metal Co., Ltd.	JPN
Gold (Au)	Yokohama Metal Co., Ltd.	TUR
Gold (Au)	Yunnan Copper Industry Co., Ltd.	CHN
Gold (Au)	Yunnan Copper Industry Co., Ltd.	UZB
Gold (Au)	Yunnan Gold Mining Group Co., Ltd. (YGMG)	CHN
Gold (Au)	Zhaojun Maifu	UKN
Gold (Au)	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHN
Gold (Au)	Zhongkuang Gold Industry Co., Ltd.	CHN
Gold (Au)	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	CHN
Gold (Au)	Zhongshan Poison Material Proprietary Co., Ltd.	CHN
Gold (Au)	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHN
Gold (Au)	Zhuhai toxic materials Monopoly Ltd.	CHN
Gold (Au)	Zhuzhou Smelting Group Co., Ltd	CHN

Tantalum (Ta)	Advanced Metallurgical Group N.V. (AMG)	USA
Tantalum (Ta)	ANHUI HERRMAN IMPEX CO.	CHN
Tantalum (Ta)	Asaka Riken Co., Ltd.	JPN
Tantalum (Ta)	AVX	MEX
Tantalum (Ta)	Changsha South Tantalum Niobium Co., Ltd.	CHN
Tantalum (Ta)	CIF Mineracao	BRA
Tantalum (Ta)	Conghua Tantalum and Niobium Smeltry	CHN
Tantalum (Ta)	CP Metals Inc.	USA
Tantalum (Ta)	D Block Metals, LLC	USA
Tantalum (Ta)	Douluoshan Sapphire Rare Metal Co Ltd	CHN
Tantalum (Ta)	Duoluoshan	CHN
Tantalum (Ta)	E.S.R. Electronics	USA
Tantalum (Ta)	Ethiopian Minerals Development Share Company	ETH
Tantalum (Ta)	Exotech Inc.	USA
Tantalum (Ta)	F&X Electro-Materials Ltd.	CHN
Tantalum (Ta)	FIR Metals & Resource Ltd.	CHN
Tantalum (Ta)	Gannon & Scott	USA
Tantalum (Ta)	Global Advanced Metals	USA
Tantalum (Ta)	Global Advanced Metals Aizu	JPN
Tantalum (Ta)	Global Advanced Metals Boyertown	USA
Tantalum (Ta)	Guangdong Rising Rare Metals-EO Materials Ltd.	CHN
Tantalum (Ta)	Guangdong Zhiyuan New Material Co., Ltd.	CHN
Tantalum (Ta)	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHN
Tantalum (Ta)	H.C. Starck Co., Ltd.	THA
Tantalum (Ta)	H.C. Starck GmbH Laufenburg	DEU
Tantalum (Ta)	H.C. Starck Hermsdorf GmbH	DEU
Tantalum (Ta)	H.C. Starck Inc.	USA
Tantalum (Ta)	H.C. Starck Ltd.	JPN
Tantalum (Ta)	H.C. Starck Smelting GmbH & Co. KG	DEU
Tantalum (Ta)	H.C. Starck Tantalum and Niobium GmbH	DEU
Tantalum (Ta)	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHN
Tantalum (Ta)	Hi-Temp Specialty Metals, Inc.	USA
Tantalum (Ta)	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHN
Tantalum (Ta)	Jiangxi Tuohong New Raw Material	CHN
Tantalum (Ta)	Jiangxi Yichun	CHN
Tantalum (Ta)	Jiujiang Janny New Material Co., Ltd.	CHN
Tantalum (Ta)	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHN
Tantalum (Ta)	Jiujiang Tanbre Co., Ltd.	CHN
Tantalum (Ta)	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHN

Tantalum (Ta)	Kemet Blue Metal	USA
Tantalum (Ta)	KEMET Blue Metals	MEX
Tantalum (Ta)	KEMET Blue Powder	USA
Tantalum (Ta)	KEMET de Mexico	MEX
Tantalum (Ta)	King-Tan Tantalum Industry Ltd.	CHN
Tantalum (Ta)	LSM Brasil S.A.	BRA
Tantalum (Ta)	Matsuo Electric	JPN
Tantalum (Ta)	Metal Do	JPN
Tantalum (Ta)	Metallo-Chimique N.V.	JPN
Tantalum (Ta)	Metallurgical Products India Pvt., Ltd.	IND
Tantalum (Ta)	Mineracao Taboca S.A.	BRA
Tantalum (Ta)	Mineração Taboca S.A.	BRA
Tantalum (Ta)	Mitsui Mining & Smelting	JPN
Tantalum (Ta)	Mitsui Mining and Smelting Co., Ltd.	JPN
Tantalum (Ta)	Molycorp Silmet A.S.	EST
Tantalum (Ta)	Nankang Nanshan Tin Manufactory Co., Ltd.	USA
Tantalum (Ta)	Nantong Tongjie Electrical Co., Ltd.	CHN
Tantalum (Ta)	Nantong Tongjie Electrical Co., Ltd.	UKN
Tantalum (Ta)	Ningxia Non-Ferrous Metal Smeltery	CHN
Tantalum (Ta)	Ningxia Orient Tantalum Industry Co., Ltd.	CHN
Tantalum (Ta)	NPM Silmet AS	EST
Tantalum (Ta)	NTET, Thailand	THA
Tantalum (Ta)	Plansee	AUT
Tantalum (Ta)	Plansee SE Liezen	AUT
Tantalum (Ta)	Plansee SE Reutte	AUT
Tantalum (Ta)	PM Kalco Inc	UKN
Tantalum (Ta)	PM Kalco Inc	USA
Tantalum (Ta)	Power Resources Ltd.	MKD
Tantalum (Ta)	PRG Dooel	MKD
Tantalum (Ta)	QuantumClean	USA
Tantalum (Ta)	Resind Industria e Comercio Ltda.	BRA
Tantalum (Ta)	Resind Indústria e Comércio Ltda.	BRA
Tantalum (Ta)	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHN
Tantalum (Ta)	RFH Tantalum Smeltry Co., Ltd.	CHN
Tantalum (Ta)	Shanghai Jiangxi Metals Co. Ltd	CHN
Tantalum (Ta)	Shanghai Jiangxi Metals Co., Ltd.	CHN
Tantalum (Ta)	SOE Shyolkovsky Factory of Secondary Precious Metals	CHN
Tantalum (Ta)	Solikamsk Magnesium Works OAO	KAZ

Tantalum (Ta)	Solikamsk Magnesium Works OAO	RUS
Tantalum (Ta)	T.C.A S.p.A	BRA
Tantalum (Ta)	Taki Chemical Co., Ltd.	JPN
Tantalum (Ta)	Taki Chemicals	JPN
Tantalum (Ta)	Telex Metals	USA
Tantalum (Ta)	Treibacher Industrie AG	AUT
Tantalum (Ta)	Ulba Metallurgical Plant JSC	KAZ
Tantalum (Ta)	Umicore Precious Metals Thailand	IND
Tantalum (Ta)	WIELAND Edelmetalle GmbH	EST
Tantalum (Ta)	XinXing HaoRong Electronic Material Co., Ltd.	CHN
Tantalum (Ta)	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHN
Tantalum (Ta)	Yichun Jin Yang Rare Metal Co., Ltd	CHN
Tantalum (Ta)	Yichun Jin Yang Rare Metal Co., Ltd.	CHN
Tantalum (Ta)	Zhuzhou Cemented Carbide Group Co., Ltd.	CHN
Tin (Sn)	AFFIMET	FRA
Tin (Sn)	Al Etihad Gold LLC	IDN
Tin (Sn)	Alpha	USA
Tin (Sn)	AMAG casting	AUT
Tin (Sn)	American Iron and Metal	CAN
Tin (Sn)	An Thai Minerals Co., Ltd.	VNM
Tin (Sn)	An Vinh Joint Stock Mineral Processing Company	VNM
Tin (Sn)	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHN
Tin (Sn)	Angelcast Enterprise Co., Ltd.	CHN
Tin (Sn)	Arco Alloys	UKN
Tin (Sn)	Arco Alloys	USA
Tin (Sn)	Asahiseiren Co., Ltd.	JPN
Tin (Sn)	AURICCHIO SUL IND. E COM. DE METAIS E LTDA	BRA
Tin (Sn)	Ausmelt Limited	AUS
Tin (Sn)	Balver Zinn - Josef Jost GmbH & Co.KG	DEU
Tin (Sn)	Bangka	IDN
Tin (Sn)	Best Metais	BRA
Tin (Sn)	Brinkmann Chemie AG	DEU
Tin (Sn)	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	BRA
Tin (Sn)	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHN
Tin (Sn)	Chifeng Dajingzi Tin Industry Co., Ltd.	CHN
Tin (Sn)	China Hongqiao	CHN
Tin (Sn)	China Huaxi Group Nandan	CHN
Tin (Sn)	China Tin Group Co., Ltd.	CHN

Tin (Sn)	Chofu Works	JPN
Tin (Sn)	Chofu Works	UKN
Tin (Sn)	CNMC (Guangxi) PGMA Co., Ltd.	CHN
Tin (Sn)	Confal a.s.	CZH
Tin (Sn)	Cooperativa Metalurgica de Rondonia Ltda.	BRA
Tin (Sn)	Cooperativa Metalurgica de Rondônia Ltda.	BRA
Tin (Sn)	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRA
Tin (Sn)	CRM Synergies	ESP
Tin (Sn)	CSC Pure Technologies	RUS
Tin (Sn)	CV Ayi Jaya	IDN
Tin (Sn)	CV Dua Sekawan	IDN
Tin (Sn)	CV Duta Putra Bangka	IDN
Tin (Sn)	CV Gita Pesona	IDN
Tin (Sn)	CV Makmur Jaya	IDN
Tin (Sn)	CV Serumpun Sebalai	CHN
Tin (Sn)	CV Serumpun Sebalai	IDN
Tin (Sn)	CV Tiga Sekawan	IDN
Tin (Sn)	CV United Smelting	IDN
Tin (Sn)	CV Venus Inti Perkasa	IDN
Tin (Sn)	Da Nang Processing Import and Export Joint Stock	VNM
Tin (Sn)	Dae Kil Metal Co., Ltd	KOR
Tin (Sn)	DAEWOO INTERNATIONAL CORPORATION	KOR
Tin (Sn)	Demonta Trade SE	CZH
Tin (Sn)	Doctor of solder products Co., LTD	CHN
Tin (Sn)	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHN
Tin (Sn)	Dongguan City Xida Soldering Tin Products Co.	CHN
Tin (Sn)	Dongguan Qiandao Metal Tin Product Co., Ltd.	CHN
Tin (Sn)	Dowa	JPN
Tin (Sn)	DUKSAN HI-METAL	KOR
Tin (Sn)	Electroloy Metal Pte	CHN
Tin (Sn)	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VNM
Tin (Sn)	Elmet S.L.U.	ESP
Tin (Sn)	EM Vinto	BOL
Tin (Sn)	Empresa Metalúrgica Vinto (Government, 100%)	BOL
Tin (Sn)	Empresa Metalúrgica Vinto	BOL
Tin (Sn)	Estanho de Rondonia S.A.	BRA
Tin (Sn)	Estanho de Rondônia S.A.	BRA
Tin (Sn)	Feinhütte Halsbrücke GmbH	DEU

Tin (Sn)	Fenix Metals	POL
Tin (Sn)	Fuji Metal Mining Corp.	JPN
Tin (Sn)	Gejiu City Datun Chengfeng Smelter	CHN
Tin (Sn)	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHN
Tin (Sn)	Gejiu City Fuxiang Industry and Trade Co., Ltd.”	CHN
Tin (Sn)	Gejiu Fengming Metallurgy Chemical Plant	CHN
Tin (Sn)	Gejiu Fengming Metallurgy Chemical Plant	IDN
Tin (Sn)	Gejiu Jin Ye Mineral Co., Ltd.	CHN
Tin (Sn)	Gejiu Jinye Mineral Company	CHN
Tin (Sn)	Gejiu Kai Meng Industry and Trade LLC	CHN
Tin (Sn)	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHN
Tin (Sn)	GEJIU YE LIAN CHANG	CHN
Tin (Sn)	Gejiu Yunxi Group Corp.	CHN
Tin (Sn)	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHN
Tin (Sn)	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHN
Tin (Sn)	Gold Bell Group	CHN
Tin (Sn)	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHN
Tin (Sn)	GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	CHN
Tin (Sn)	Guangxi Nonferrous Metals Group	CHN
Tin (Sn)	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	CHN
Tin (Sn)	Guanyang Guida Nonferrous Metal Smelting Plant	CHN
Tin (Sn)	Hayes Metals	NZL
Tin (Sn)	Hezhou Jinwei Tin Co., Ltd.	CHN
Tin (Sn)	Hongqiao Metals (Kunshan) Co., Ltd.	CHN
Tin (Sn)	Huaxi Smelting Co. Ltd	CHN
Tin (Sn)	HuiChang Hill Tin Industry Co., Ltd.	CHN
Tin (Sn)	Huichang Jinshunda Tin Co., Ltd.	CHN
Tin (Sn)	Hulterworth Smelter	CHN
Tin (Sn)	Hulterworth Smelter	UKN
Tin (Sn)	Hunan Xianghualing tin	CHN
Tin (Sn)	IBF IND BRASILEIRA DE FERROLIGAS LTDA	BRA
Tin (Sn)	ISHIKAWA METAL CO.,LTD.	JPN
Tin (Sn)	Jau Jang Enterprise Co., Ltd.	TWN
Tin (Sn)	JAU JANQ ENTERPRISE CO., LTD.	TWN
Tin (Sn)	Jean Goldschmidt International	BEL
Tin (Sn)	Jiang Jia Wang Technology Co.	CHN
Tin (Sn)	Jiang Jia Wang Technology Co.	UKN
Tin (Sn)	Jiangxi Ketai Advanced Material Co., Ltd.	CHN
Tin (Sn)	Jiangxi New Nanshan Technology Ltd.	CHN

Tin (Sn)	Jiangxi Yaosheng Tungsten Co., Ltd.	CHN
Tin (Sn)	Jin Zhi Dao Tin Co. Ltd.	CHN
Tin (Sn)	Ju Tai Industrial Co., Ltd.	CHN
Tin (Sn)	KIHONG T & G	IDN
Tin (Sn)	KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZH
Tin (Sn)	Kupol	RUS
Tin (Sn)	LIAN JING	CHN
Tin (Sn)	Linwu Xianggui Ore Smelting Co., Ltd.	CHN
Tin (Sn)	Luna Smelter, Ltd.	RWA
Tin (Sn)	M/s ECO Tropical Resources	SGP
Tin (Sn)	Ma An Shan Shu Guang Smelter Corp.	CHN
Tin (Sn)	Ma’anshan Weitai Tin Co., Ltd.	CHN
Tin (Sn)	Magnu’s Minerais Metais e Ligas Ltda.	BRA
Tin (Sn)	Malaysia Smelting Corp	MYS
Tin (Sn)	Malaysia Smelting Corporation	MYS
Tin (Sn)	Malaysia Smelting Corporation (MSC)	MYS
Tin (Sn)	Materials Eco-Refining Co., Ltd.	JPN
Tin (Sn)	MCP Metalspecialties, Inc	USA
Tin (Sn)	Melt Metais e Ligas S.A.	BRA
Tin (Sn)	Metahub Industries Sdn. Bhd.	MYS
Tin (Sn)	Metal Trade Comax a.s.	CZH
Tin (Sn)	Metallic Resources, Inc.	USA
Tin (Sn)	Metallo Belgium N.V.	BEL
Tin (Sn)	Metallo Spain S.L.U.	ESP
Tin (Sn)	Metallo-Chimique N.V.	BEL
Tin (Sn)	Minchali Metal Industry Co., Ltd.	TWN
Tin (Sn)	Mineracao Taboca S.A.	BRA
Tin (Sn)	Mineração Taboca S.A.	BRA
Tin (Sn)	Ming Li Jia smelt Metal Factory	CHN
Tin (Sn)	Minmetals Ganzhou Tin Co. Ltd.	CHN
Tin (Sn)	Minsur	BEL
Tin (Sn)	Minsur	PER
Tin (Sn)	Mitsubishi Materials Corporation	JPN
Tin (Sn)	Modeltech Sdn Bhd	MYS
Tin (Sn)	Morigin Company	JPN
Tin (Sn)	Mr Liangwu Chen	CHN
Tin (Sn)	Nankang Nanshan Tin Manufactory Co., Ltd.	CHN
Tin (Sn)	Nathan Trotter & Co INC.	USA
Tin (Sn)	Ney Metals and Alloys	UKN

Tin (Sn)	Ney Metals and Alloys	USA
Tin (Sn)	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VNM
Tin (Sn)	nihon superior co.,ltd	JPN
Tin (Sn)	Nihon Kagaku Sangyo Co., Ltd	JPN
Tin (Sn)	Ningbo Jintian copper (Group ) Company Limited	CHN
Tin (Sn)	NOVOSIBIRSK INTEGRATED TIN WORKS (NOK)	RUS
Tin (Sn)	Novosibirsk Processing Plant Ltd.	RUS
Tin (Sn)	O.M. Manufacturing (Thailand) Co., Ltd.	THA
Tin (Sn)	O.M. Manufacturing Philippines, Inc.	PHL
Tin (Sn)	Old City Metals Processing Co., Ltd.	CHN
Tin (Sn)	Old City Metals Processing Co., Ltd.	UKN
Tin (Sn)	OMODEO A. E S. METALLEGHE SRL	ITA
Tin (Sn)	OMODEO A. E S. METALLEGHE SRL	UKN
Tin (Sn)	Operaciones Metalurgical S.A.	BOL
Tin (Sn)	Operaciones Metalurgical S.A.	CHN
Tin (Sn)	Operaciones Metalurgicas S.A.	BOL
Tin (Sn)	Pan Light Corporation	TWN
Tin (Sn)	Pan Light Corporation	UKN
Tin (Sn)	Pongpipat Company Limited	MMR
Tin (Sn)	Precious Minerals and Smelting Limited	IND
Tin (Sn)	PT Alam Lestari Kencana	IDN
Tin (Sn)	PT Aries Kencana Sejahtera	IDN
Tin (Sn)	PT Artha Cipta Langgeng	IDN
Tin (Sn)	PT ATD Makmur Mandiri Jaya	IDN
Tin (Sn)	PT Babel Inti Perkasa	IDN
Tin (Sn)	PT Babel Surya Alam Lestari	IDN
Tin (Sn)	PT Bangka Kudai Tin	IDN
Tin (Sn)	PT Bangka Prima Tin	IDN
Tin (Sn)	PT Bangka Putra Karya	IDN
Tin (Sn)	PT Bangka Serumpun	IDN
Tin (Sn)	PT Bangka Timah Utama Sejahtera	IDN
Tin (Sn)	PT Bangka Tin Industry	IDN
Tin (Sn)	PT Belitung Industri Sejahtera	IDN
Tin (Sn)	PT BilliTin Makmur Lestari	IDN
Tin (Sn)	PT Bukit Timah	IDN
Tin (Sn)	PT Cipta Persada Mulia	IDN
Tin (Sn)	PT DS Jaya Abadi	IDN
Tin (Sn)	PT Eunindo Usaha Mandiri	IDN
Tin (Sn)	PT Eunindo Usaha Mandri	IDN

Tin (Sn)	PT Fang Di MulTindo	IDN
Tin (Sn)	PT HANJAYA PERKASA METALS	IDN
Tin (Sn)	PT HP Metals Indonesia	IDN
Tin (Sn)	PT Inti Stania Prima	IDN
Tin (Sn)	PT Justindo	IDN
Tin (Sn)	PT Karimun Mining	IDN
Tin (Sn)	PT Kijang Jaya Mandiri	IDN
Tin (Sn)	PT Koba Tin	IDN
Tin (Sn)	PT Lautan Harmonis Sejahtera	IDN
Tin (Sn)	PT Masbro Alam Stania	IDN
Tin (Sn)	PT Menara Cipta Mulia	IDN
Tin (Sn)	PT Mitra Stania Prima	IDN
Tin (Sn)	PT Mitra Sukses Globalindo	IDN
Tin (Sn)	PT NATARI	IDN
Tin (Sn)	PT Panca Mega Persada	IDN
Tin (Sn)	PT Premium Tin Indonesia	IDN
Tin (Sn)	PT Prima Timah Utama	IDN
Tin (Sn)	PT Rajawali Rimba Perkasa	IDN
Tin (Sn)	PT Rajehan Ariq	IDN
Tin (Sn)	PT Refined Bangka Tin	IDN
Tin (Sn)	PT Sariwiguna Binasentosa	IDN
Tin (Sn)	PT Seirama Tin Investment	IDN
Tin (Sn)	PT Singkep Times Utama	IDN
Tin (Sn)	PT Stanindo Inti Perkasa	IDN
Tin (Sn)	PT Sukses Inti Makmur	IDN
Tin (Sn)	PT Sumber Jaya Indah	IDN
Tin (Sn)	PT Supra Sukses Trinusa	IDN
Tin (Sn)	PT Timah (Persero) Tbk Kundur	IDN
Tin (Sn)	PT Timah (Persero) Tbk Mentok	CHN
Tin (Sn)	PT Timah (Persero) Tbk Mentok	IDN
Tin (Sn)	PT Timah Nusantara	IDN
Tin (Sn)	PT Timah Tbk	IDN
Tin (Sn)	PT Timah Tbk Kundur	IDN
Tin (Sn)	PT Timah Tbk Mentok	IDN
Tin (Sn)	PT Tinindo Inter Nusa	IDN
Tin (Sn)	PT Tirus Putra Mandiri	IDN
Tin (Sn)	PT Tommy Utama	IDN
Tin (Sn)	PT Wahana Perkit Jaya	IDN
Tin (Sn)	PT Yinchendo Mining Industry	IDN

Tin (Sn)	Rahman Hydraulic Tin Sdn Bhd	MYS
Tin (Sn)	RedRing Solder (M) Sdn. Bhd	MYS
Tin (Sn)	Resind Industria e Comercio Ltda.	BRA
Tin (Sn)	Resind Indústria e Comércio Ltda.	BRA
Tin (Sn)	RFH Tantalum Smeltry Co., Ltd.	VNM
Tin (Sn)	ROHM & HAAS	USA
Tin (Sn)	Rui Da Hung	TWN
Tin (Sn)	S. Izaguirre	ESP
Tin (Sn)	SA Minsur	PER
Tin (Sn)	Samhwa non-ferrorus Metal ind.co.ltd	KOR
Tin (Sn)	Samtec	USA
Tin (Sn)	Senju	JPN
Tin (Sn)	Senju Metal Industry Co., Ltd.	JPN
Tin (Sn)	SGS	BOL
Tin (Sn)	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHN
Tin (Sn)	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHN
Tin (Sn)	ShangHai YueQiang Metal Products Co., LTD	CHN
Tin (Sn)	Shenzhen Hong Chang Metal Manufacturing Factory	CHN
Tin (Sn)	Sichuan Guanghan Jiangnan casting smelters	CHN
Tin (Sn)	Sigma Tin Alloy Co., Ltd.	CHN
Tin (Sn)	Soft Metais Ltda.	BRA
Tin (Sn)	Solder Court Ltd.	UKN
Tin (Sn)	Super Ligas	BRA
Tin (Sn)	Suzhou Nuonengda Chemical Co., Ltd.	CHN
Tin (Sn)	Taicang City Nancang Metal Material Co., Ltd.	CHN
Tin (Sn)	Taiwan high-tech Co., Ltd.	TWN
Tin (Sn)	Taiwan Huanliang	UKN
Tin (Sn)	Taiwan’s lofty Enterprises Ltd.	TWN
Tin (Sn)	TAP	UKN
Tin (Sn)	Thai Nguyen Mining and Metallurgy Co., Ltd.	VNM
Tin (Sn)	Thaisarco	THA
Tin (Sn)	Three green surface technology limited company	UKN
Tin (Sn)	Tianshui Ling Bo Technology Co., Ltd.	CHN
Tin (Sn)	TIN PLATING GEJIU	CHN
Tin (Sn)	Tin Technology & Refining	USA
Tin (Sn)	Tokuriki Honten Co., Ltd.	BRA
Tin (Sn)	TONG LONG	UKN
Tin (Sn)	Top-Team Technology (Shenzhen) Ltd.	CHN
Tin (Sn)	Torecom	BRA

Tin (Sn)	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VNM
Tin (Sn)	Umicore Brasil Ltda.	USA
Tin (Sn)	Untracore Co., Ltd.	UKN
Tin (Sn)	VQB Mineral and Trading Group JSC	VNM
Tin (Sn)	WELLEY	UKN
Tin (Sn)	White Solder Metalurgia e Mineracao Ltda.	BRA
Tin (Sn)	White Solder Metalurgia e Mineração Ltda.	BRA
Tin (Sn)	WUJIANG CITY LUXE TIN FACTORY	CHN
Tin (Sn)	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	UKN
Tin (Sn)	Xianghualing Tin Industry Co., Ltd.	UKN
Tin (Sn)	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	CHN
Tin (Sn)	XURI	CHN
Tin (Sn)	Yifeng Tin	CHN
Tin (Sn)	Yiquan Manufacturing	UKN
Tin (Sn)	Yuecheng Tin Co., Ltd.	CHN
Tin (Sn)	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHN
Tin (Sn)	Yunnan Chengo Electric Smelting Plant	CHN
Tin (Sn)	Yunnan Copper Zinc Industry Co., Ltd.	CHN
Tin (Sn)	Yunnan Geiju Smelting Corp.	UKN
Tin (Sn)	Yunnan Geiju Zili Metallurgy Co. Ltd.	CHN
Tin (Sn)	Yunnan Gejiu Jinye Minerals	CHN
Tin (Sn)	Yunnan Industrial Co., Ltd.	CHN
Tin (Sn)	Yunnan Malipo Baiyi Kuangye Co.	CHN
Tin (Sn)	Yunnan Tin Company Limited	CHN
Tin (Sn)	Yunnan Tin Company, Ltd.	CHN
Tin (Sn)	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHN
Tin (Sn)	Zhongshan Jinye Smelting Co.,Ltd	UKN
Tin (Sn)	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	VNM
Tin (Sn)	Zhuzhou Cemented Carbide Group Co., Ltd.	VNM
Tungsten (W)	A.L.M.T Corp.	JPN
Tungsten (W)	A.L.M.T. Corp.	JPN
Tungsten (W)	A.L.M.T. TUNGSTEN Corp.	JPN
Tungsten (W)	ACL Metais Eireli	BRA
Tungsten (W)	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRA
Tungsten (W)	Alldyne Powder Technologies	USA
Tungsten (W)	Alta Group	USA
Tungsten (W)	Artek LLC	RUS
Tungsten (W)	Asia Tungsten Products Vietnam Ltd.	VNM
Tungsten (W)	ATI Metalworking Products	USA

Tungsten (W)	Beijing Zenith Materials	CHN
Tungsten (W)	Buffalo Tungsten	CHN
Tungsten (W)	Changchun up-optotech	CHN
Tungsten (W)	Chenzhou Diamond Tungsten Products Co., Ltd.	CHN
Tungsten (W)	China Molybdenum Co., Ltd.	CHN
Tungsten (W)	China Molybdenum Tungsten Co., Ltd.	CHN
Tungsten (W)	China National Nonferrous Metals Imp. & Exp. Jiangxi Co., Ltd.	CHN
Tungsten (W)	Chongyi Zhangyuan Tungsten Co., Ltd.	CHN
Tungsten (W)	CNMC (Guangxi) PGMA Co., Ltd.	CHN
Tungsten (W)	Cronimet Brasil Ltda	BRA
Tungsten (W)	CWB Materials	USA
Tungsten (W)	DAIDO STEEL	JPN
Tungsten (W)	DAIDO STEEL	UKN
Tungsten (W)	Dayu Jincheng Tungsten Industry Co., Ltd.	CHN
Tungsten (W)	Dayu Weiliang Tungsten Co., Ltd.	CHN
Tungsten (W)	Fort Wayne Wire Die	USA
Tungsten (W)	Fujian Ganmin RareMetal Co., Ltd.	CHN
Tungsten (W)	Fujian Jinxin Tungsten Co., Ltd.	CHN
Tungsten (W)	Fujian Nanping	CHN
Tungsten (W)	Ganxian Shirui New Material Co., Ltd.	CHN
Tungsten (W)	Ganzhou BESEEM Ferrotungsten Co. Ltd.	CHN
Tungsten (W)	Ganzhou Beseem Ferrotungsten Co., Ltd.	CHN
Tungsten (W)	Ganzhou Grand Sea W & Mo Group Co Ltd	CHN
Tungsten (W)	Ganzhou Grand Sea W & Mo Group Co., Ltd.	CHN
Tungsten (W)	Ganzhou Haichuang Tungsten Co., Ltd.	CHN
Tungsten (W)	Ganzhou Haichuang Tungsten Industry Co., Ltd. [Ganzhou Tejing Tungsten & Molybdenum Co., Ltd.(GZTJ)]	CHN
Tungsten (W)	Ganzhou Hongfei Materials Co.	CHN
Tungsten (W)	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHN
Tungsten (W)	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHN
Tungsten (W)	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHN
Tungsten (W)	Ganzhou Seadragon W & Mo Co., Ltd.	CHN
Tungsten (W)	Ganzhou Sinda W＆Mo Co. Ltd.	CHN
Tungsten (W)	Ganzhou Yatai Tungsten Co., Ltd.	CHN
Tungsten (W)	GEM Co., Ltd.	CHN
Tungsten (W)	Global Tungsten & Powders Corp.	USA
Tungsten (W)	Guangdong Xianglu Tungsten Co., Ltd.	CHN
Tungsten (W)	H.C. Starck Smelting GmbH & Co. KG	DEU
Tungsten (W)	H.C. Starck Tungsten GmbH	DEU

Tungsten (W)	H.C. Stark Hermsdorf GmbH	DEU
Tungsten (W)	Hitachi	JPN
Tungsten (W)	Hunan Chenzhou Mining Co., Ltd.	CHN
Tungsten (W)	Hunan Chuangda Metallurgy Group Co. Ltd.	CHN
Tungsten (W)	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHN
Tungsten (W)	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHN
Tungsten (W)	Hunan Chun-chang Non-ferrous Smelting & Concentrating Co., Ltd.	CHN
Tungsten (W)	Hunan Litian Tungsten Industry Co., Ltd.	CHN
Tungsten (W)	Hydrometallurg, JSC	RUS
Tungsten (W)	IES Technical Sales	USA
Tungsten (W)	Japan New Metals Co., Ltd.	JPN
Tungsten (W)	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHN
Tungsten (W)	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHN
Tungsten (W)	Jiangxi Gan Bei Tungsten Co., Ltd.	CHN
Tungsten (W)	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	CHN
Tungsten (W)	Jiangxi Rare Metals Tungsten Holdings Group Co., Ltd.	CHN
Tungsten (W)	Jiangxi Richsea New Materials Co., Ltd.	CHN
Tungsten (W)	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHN
Tungsten (W)	Jiangxi Xianglu Tungsten Co., Ltd.	CHN
Tungsten (W)	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHN
Tungsten (W)	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd	CHN
Tungsten (W)	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHN
Tungsten (W)	Jiangxi Yaosheng Tungsten Co., Ltd.	CHN
Tungsten (W)	JSC “Kirovgrad Hard Alloys Plant”	RUS
Tungsten (W)	Kennametal Fallon	USA
Tungsten (W)	Kennametal Huntsville	USA
Tungsten (W)	KGETS Co., Ltd.	KOR
Tungsten (W)	KYOCERA	CHN
Tungsten (W)	Lianyou Metals Co., Ltd.	TWN
Tungsten (W)	Malipo Haiyu Tungsten Co., Ltd.	CHN
Tungsten (W)	Masan Tungsten Chemical LLC (MTC)	VNM
Tungsten (W)	Mehra Ferro-Alloys Pvt. Ltd.	IND
Tungsten (W)	Midwest Tungsten Wire Co.	USA
Tungsten (W)	Moliren Ltd.	RUS
Tungsten (W)	Nanchang Cemented Carbide	CHN
Tungsten (W)	Nanchang Cemented Carbide Limited Liability Company	CHN
Tungsten (W)	Niagara Refining LLC	USA
Tungsten (W)	NingHua XingLuoKeng TungSten Mining CO.,LID	CHN

Tungsten (W)	Nippon Micrometal Corporation	JPN
Tungsten (W)	Nippon Steel	JPN
Tungsten (W)	North American Tungsten	CAN
Tungsten (W)	NPP Tyazhmetprom LLC	RUS
Tungsten (W)	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VNM
Tungsten (W)	Oerlikon Metco United States	USA
Tungsten (W)	Philippine Chuangxin Industrial Co., Inc.	PHL
Tungsten (W)	Pobedit, JSC	RUS
Tungsten (W)	Praxair	USA
Tungsten (W)	Praxair Surface Technologies inc.	USA
Tungsten (W)	Sanher Tungsten (Vietnam) Co., Ltd.	VNM
Tungsten (W)	Sanher Tungsten Vietnam Co., Ltd	VNM
Tungsten (W)	Sichuan Tianze Precious Metals Co., Ltd.	USA
Tungsten (W)	Soft Metais Ltda.	CHN
Tungsten (W)	South-East Nonferrous Metal Company Limited of Hengyang City	CHN
Tungsten (W)	Super Ligas	BRA
Tungsten (W)	Tejing (Vietnam) Tungsten Co., Ltd.	VNM
Tungsten (W)	Thaisarco	CHN
Tungsten (W)	Tongling Nonferrous Metals Group Co., Ltd.	CHN
Tungsten (W)	Toshiba Material Co., Ltd.	UKN
Tungsten (W)	Tungsten Diversified Industries LLC	USA
Tungsten (W)	Tuyen Quang Non-Ferrous Metals Joint Stock Company	CHN
Tungsten (W)	Unecha Refractory metals plant	RUS
Tungsten (W)	Vietnam Yougsun Tungsten Industry Co., Ltd	VNM
Tungsten (W)	Vietnam Youngsun Tungsten Industry Co., Ltd.	VNM
Tungsten (W)	VQB Mineral and Trading Group JSC	RUS
Tungsten (W)	White Solder Metalurgia e Mineracao Ltda.	PHL
Tungsten (W)	Wolfram Bergbau und Hutten AG	AUT
Tungsten (W)	Wolfram Bergbau und Hütten AG	AUT
Tungsten (W)	Wolfram Company CJSC	RUS
Tungsten (W)	Woltech Korea Co., Ltd.	KOR
Tungsten (W)	Xiamen Tungsten (H.C.) Co., Ltd.	CHN
Tungsten (W)	Xiamen Tungsten Co., Ltd.	CHN
Tungsten (W)	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHN
Tungsten (W)	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHN
Tungsten (W)	Yichun Jin Yang Rare Metal Co., Ltd.	VNM
Tungsten (W)	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHN
Tungsten (W)	Yunnan Tin Company Limited	KOR

Tungsten (W)	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	CHN
Tungsten (W)	Zhuzhou Cemented Carbide	CHN
Tungsten (W)	Zigong Cemented Carbide	CHN

Schedule B

Countries of Origin

Andorra

Australia

Austria

Belgium

Bolivia

Brazil

Canada

Chile

China

Colombia

Czech Republic

Estonia

Ethiopia

France

Germany

Ghana

Great Britain

Hong Kong

India

Indonesia

Italy

Japan

Kazakhstan

Korea, Republic of

Kyrgyzstan

Lithuania

Malaysia

Mexico

Myanmar

Netherlands

New Zealand

Norway

Peru

Philippines

Poland

Republic of North Macedonia

Russian Federation

Rwanda

Saudi Arabia

Singapore

South Africa

Spain

Sudan

Sweden

Switzerland

Taiwan

Thailand

Turkey

Uganda

United Arab Emirates

United States

Uzbekistan

Vietnam

Zambia

Zimbabwe